Investment in Joint Venture	12 Months Ended
Dec. 31, 2013
Equity Method Investments And Joint Ventures [Abstract]
Investment in Joint Venture
5.	Investment in Joint Venture

The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong). The Company has a 50% economic interest in the joint venture, which is jointly controlled by the Company and Wah Kwong. A VLCC, the Hong Kong Spirit, owned by the joint venture was delivered on June 14, 2013 and commenced its five-year time-charter-out contract shortly thereafter, where it earns a fixed daily rate and an additional amount if the daily rate of any sub-charter earned exceeds a certain threshold. The Company’s share of the joint venture’s net income for the year ended December 31, 2013 was $0.9 million.

In March 2012, the joint venture entered into a $68.6 million loan with a financial institution. The loan is secured by a first-priority mortgage on the VLCC and 50% of the outstanding loan balance is guaranteed by the Company. The loan is repayable in 32 quarterly installments of $1.4 million each commencing three months after the initial post-delivery drawdown date and a balloon payment of $22.6 million at its maturity in June 2021. As of December 31, 2013 the loan had an outstanding balance of $64.7 million (December 31, 2012 $nil). In June 2013, the joint venture entered into an interest rate swap agreement with a notional amount of $68.6 million, declining $1.4 million every three months until its maturity in June 2018. The interest rate swap exchanges a receipt of floating interest based on 3-months LIBOR for a payment of a fixed rate of 1.47% every three months.

As at December 31, 2013, the carrying value of the Company’s investment in the joint venture was $8.4 million and the Company had also advanced an additional $9.8 million to the joint venture in the form of a non-interest bearing and unsecured loan.